Employee benefits - Changes in the defined benefit obligation and actuarial assumptions (Details) - MXN ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Defined benefit obligation and significant assumptions
Defined benefit obligation at beginning of the year	$ 19,289	$ 13,438	$ 10,056
Net period cost charged to profit or loss:
Current service cost	4,977	3,657	2,421
Interest cost on benefit obligation	1,423	1,000	701
Remeasurement losses in other comprehensive income:
Actuarial changes arising from changes in assumptions	(5,989)	1,776	442
Payments made	(1,547)	(582)	(182)
Defined benefit obligation at end of the year	$ 18,153	$ 19,289	$ 13,438
Discount rate	9.91%	7.72%	7.78%
Expected rate of salary increases	5.65%	5.50%	5.50%
Annual increase in minimum salary	4.15%	4.00%	4.00%
Employee profit-sharing (Note 15c)	$ 187,072	$ 114,781	$ 170,994
Employee profit sharing
Remeasurement losses in other comprehensive income:
Employee profit-sharing (Note 15c)	$ 14,984	$ 9,063	$ 10,695